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                                                                    EXHIBIT 10.4

                                 AMENDMENT NO. 1

                                       TO

                         CUSTOMERONE HOLDING CORPORATION

                             1998 STOCK OPTION PLAN


                  This Amendment (this "Amendment") to the CustomerONE Holding Corporation 1998 Stock Option Plan (the "Plan") is effective as of June 21, 1999.

                  WHEREAS, each of the Board of Directors (the "Board of Directors) of ClientLogic Holding Corporation (formerly CustomerONE Holding Corporation), a Delaware corporation (the "Company"), and the stockholders (the "Stockholders") of the Company have heretofore adopted and approved the Plan;

                  WHEREAS, the Company has recently changed its name from CustomerONE Holding Corporation to ClientLogic Holding Corporation; and

                  WHEREAS, the Board of Directors and the Stockholders wish to amend the Plan to reflect the recent change of the Company's name , to provide for a greater maximum aggregate number of shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") in respect of which Options (as that term is defined in the Plan) may be granted for all purposes under the Plan, and to provide for a greater maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee (as such term is defined in the Plan) during the Term (as that term is defined in the Plan);

                  NOW, THEREFORE, the Plan is hereby amended as follows:

1.       TITLE OF PLAN.

                  The title of the Plan, as set forth on the first page of the Plan, is hereby amended to read, in its entirety, as follows:


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                         CLIENTLOGIC HOLDING CORPORATION

                             1998 STOCK OPTION PLAN


2.       SECTION 1.

                  The first paragraph of Section 1 of the Plan is hereby amended and restated to read, in its entirety, as follows:

                           ClientLogic Holding Corporation, a Delaware corporation (herein, together with its successors, referred to as the "Company"), by means of this 1998 Stock Option Plan (the "Plan"), desires to afford certain key employees employed by, and certain persons performing services for the Company and any direct or indirect subsidiary or parent corporation thereof now existing or hereafter formed or acquired (such corporations sometimes referred to herein as "Related Entities") who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any Related Entities. Certain definitions used herein are defined in Section 19 of this Plan.

3.       SECTION 3.

                  Section 3 of the Plan is hereby amended and restated to read, in its entirety, as follows:

         3.       Shares Available and Maximum Individual Grants.

                           Subject to the adjustments provided in Section 11, the maximum aggregate number of shares of Common Stock, par value $0.01 per share, of the Company ("Common Stock") in respect of which Options may be granted for all purposes under the Plan shall be 7,300,000 shares. If, for any reason, any shares as to which Options have been granted cease to be subject to purchase thereunder, including the expiration of any such Option, the termination of any such Option prior to exercise, or the forfeiture of any such Option, such shares shall thereafter be available for grants under the Plan. Options granted under the Plan may be fulfilled in accordance with the terms of the Plan with (i) authorized and unissued shares of the Common Stock, or
         (ii) issued shares of such Common Stock held in the Company's treasury.

                           The maximum aggregate number of shares of Common Stock underlying all Options that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee (as hereinafter defined), during the Term (as hereinafter defined) of the Plan shall be 1,886,500 shares, subject to the adjustments provided in Section 11. For purposes of the preceding sentence, such Options that are cancelled or repriced shall continue to be counted in determining such maximum aggregate number of shares of Common Stock that may be granted to any single Key Employee, including any Options that may have been granted to such Key Employee as an Eligible Non-Employee, during the Term of the Plan.


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4.       SECTION 13.

                  Section 13 of the Plan is hereby amended and restated to read, in its entirety, as follows:

         13.      Compliance with Securities Laws.

                           The Company shall not in any event be obligated to file any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state or foreign securities laws, to permit exercise of any Option or to issue any Common Stock in violation of the Securities Act or any applicable securities laws. Each optionee (or, in the event of his or her death or, in the event a legal representative has been appointed in connection with his or her Disability, the Person exercising the Option) shall, as a condition to his or her right to exercise any Option, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of shares of Common Stock pursuant to such exercise is not required to be registered under the Securities Act or any applicable securities laws.

                           Certificates for shares of Common Stock, when issued, may have substantially the following legend, or statements of other applicable restrictions, endorsed thereon, and may not be immediately transferable:

                  In the event that shares are issued to U.S. residents:

                           "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS."

                  In the event that shares are issued to non-U.S. residents:

                           THE SECURITIES COVERED HEREBY HAVE NOT BEEN
                           REGISTERED UNDER THE U.S. SECURITIES


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                           ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR
                           THE SECURITIES LAWS OF OTHER JURISDICTIONS AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, "U.S. PERSONS" (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT, EXCEPT IN ACCORDANCE WITH REGULATIONS UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION OF THE SECURITIES UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                  In the event that shares are issued to a party to the Stockholders Agreement (as defined):

                           THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 1, 1998, A COPY OF WHICH MAY BE OBTAINED FROM CLIENTLOGIC HOLDING CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

                           For all shares:

                           THE ISSUER IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE SHARES IN MORE THAN ONE SERIES OF AT LEAST ONE CLASS. THE ISSUER WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

                           No legend relating to exemptions from registration under the Securities Act shall be required for shares of Common Stock issued pursuant to an effective registration statement under the Securities Act and in accordance with applicable state or foreign securities laws.


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